--------------------------------------------------------------------------------
INTERNATIONAL EQUITY
--------------------------------------------------------------------------------

The Korean
Investment Fund

Semi-Annual Report
October 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 7, 2001

Dear Shareholder:

This report provides an update of the investment results, market activity and strategy for The Korean Investment Fund (the "Fund") for the semi-annual reporting period ended October 31, 2001.

Investment Objective and Policies

This fund's objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. As discussed further below, effective December 3, 2001, the Fund converted from a closed-end investment company to an open-end investment company.

Investment Results

The following table shows the Fund's performance over the past three-, six- and 12-month periods. To put the Fund's returns in relative perspective, we have included the Fund's benchmark, the Korea Composite Stock Price Index (KOSPI).

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                     ---------------------------
                                                              Total Returns
                                                     ---------------------------
                                                        3          6        12
                                                     Months     Months    Months
--------------------------------------------------------------------------------
The Korean Investment Fund (NAV)                     -1.28%     -5.67%    -6.38%
--------------------------------------------------------------------------------
Korea Composite Stock Price Index                    -0.47%     -5.28%    -8.19%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results. Until December 3, 2001, the Fund operated as a closed-end investment company and its common stock (which then comprised a single share class) was listed on the New York Stock Exchange. After December 3, 2001, all of the common stock was converted into Class A shares of the Fund. For the basis of this shareholder report, all historical performance information is based on the Fund's NAV, while it was a closed-end fund.

      The unmanaged Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of stocks traded on the Korean Stock Exchange and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

      Additional investment results appear on pages 5-7.

During the three- and six-month periods ended October 31, 2001, the Fund slightly underperformed its benchmark, while outperforming during the 12-month period. Although the stock market recorded overall negative returns for the reporting period, it recovered strongly in October, bouncing back from the distressed levels following the September terrorist attacks in the U.S.

While the Fund's holdings in major blue-chip companies have benefited from this liquidity-driven rally, the


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Fund's cash holdings, which we have gradually increased to accommodate the recent open-ending of the Fund, have contributed unfavorably to the Fund's recent performance.

Economic Review

Compared to other information technology export-orientated countries in Asia, Korea has avoided an economic contraction thanks to resilient domestic demand. Korea's gross domestic product (GDP) in the third quarter of 2001 expanded a surprisingly strong 1.8% year-over-year and 1.2% quarter-over-quarter. While this was down from second quarter's 2.7% growth, it compares well to GDP contractions in Singapore (-5.6% year-over-year) and Taiwan (-4.2%).

Private consumption continued to be a major contributor to Korea's ongoing expansion, accelerating 3.4% year-over-year from 2.9% in the previous quarter. While consumer sentiment indices fell significantly after the September 11 tragedy, the impact on real private consumption was much less than expected. This was partly due to Chusok, the traditional Thanksgiving holidays in Korea, which occurred in September this year versus October as in year 2000.

Growth in construction investment was also very strong at 8.3% year-over-year, while machinery and equipment investment declined by 15.4% year-over-year. Overall domestic demand growth was 2.5% year-over-year, much higher than consensus expectations of less than 1.0%. By contrast, exports remained weak, although their pace of contraction slowed to 10.2% quarter-over-quarter from 22.6% in the second quarter.

Looking ahead, resilient domestic demand and public spending should continue to offset export weakness, at least for the time being. Excise tax cuts on some consumer goods, including automobiles, should help keep consumer spending buoyant, and two supplementary budgets should give the government more room for fiscal stimulus. Thanks to higher-than-expected growth in the third quarter, the consensus full year GDP growth forecast in 2001 has been adjusted upwards from 2.2% to 2.5%. Nevertheless, given the deteriorating outlook for the global economy, forecasts for economic growth in 2002 remain unchanged at around 3.0%.

Both the consumer price index (CPI) and core inflation inched up in October after falling below expectations in September. CPI inflation rose to 3.6% year-over-year in October from 3.2% in September mainly due to price hikes in the service sector, including housing rentals and personal services. Meanwhile, recently weak oil prices should help to mitigate inflationary pressure on balance from the service sector. CPI inflation is not expected to exceed the government's target of 4.0%. Although the Bank of Korea (BOK) cut the overnight call rate by 50 basis points immediately after September 11; it has since kept rates on hold at 4.0%. While the better-than-expected economic growth in the third quarter will likely limit the BOK's ability to loosen much, consensus expectations are for a 25 basis point cut in December.


--------------------------------------------------------------------------------
2 o THE KOREAN INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

The Korean won (Korea's currency) has continued to move in a narrow trading range around KRW1,300 against the U.S. dollar, and remains closely linked to the Japanese yen. Korea's foreign exchange reserves at the end of October 2001 were at a record high U.S.$100.6 billion. The Japanese yen will continue to exercise an overwhelming influence on the won's future direction as Korea competes with Japan in many major product areas in the international markets. We expect the BOK to intervene if the won strengthens sufficiently against the yen, perhaps if it breaks through the range of 10 won-11 yen.

Having plunged in the wake of the terrorist attacks on September 11, the Korean stock market has recovered strongly and now exceeds pre-attack levels. Aggressive rate cuts by the world's central banks have helped to stimulate this liquidity-driven rally. Foreign investors have returned to the Korean stock market engaging in net buying of over U.S. $2 billion since September 11. Yet, domestic investors have continued to be highly risk-averse leading domestic institutions to remain net sellers of the stock market.

Outlook and Portfolio Strategy

Hopes for an increase in global economic activity by the end of 2001 receded with September's terrorist attacks in the U.S. While the recent stock market rally hints that the worst may be behind us, the global economic outlook remains very uncertain. The probable delay in a global economic recovery, especially in the U.S., does not bode well for export oriented economies, such as Korea.

On the other hand, a weaker economy in Korea and increased political pressures ahead of upcoming presidential elections in 2002, should motivate the Korean government to take a more aggressive stance toward monetary and fiscal policies. Furthermore, resilient domestic demand, particularly private consumption, should continue to provide a cushion against the sharp contraction in external demand. In this context, we are cautiously optimistic toward the Korean economy, particularly relative to other Asian emerging markets.

Despite near-zero short-term real interest rates, domestic investors remain highly risk-averse and are maintaining massive liquid holdings in the form of short-term deposits. A potential rise in risk appetites on the part of individual investors in Korea could be a big boost to the stock market.

There is very little earnings visibility, even for the strongest companies; however, attractive valuations suggest that downside is limited. We expect relatively high levels of volatility to continue in the coming months, which should present trading opportunities. We will continue to focus on well-managed companies with clear competitive advantages and strong growth opportunities which we view as the core holdings in the Fund's portfolio. We also favor companies with solid balance sheets, good cash flows and attractive valuations.

Recent Open-Ending of the Fund

At a Special Meeting of Shareholders on July 11, 2001, the shareholders approved the Fund's conversion from


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

a closed-end investment company to an open-end investment company. Pursuant to this approval, the Fund converted to an open-end fund on December 3, 2001. As of December 3, shareholders of the closed-end fund each received Class A shares of the open-end fund of equivalent value to their closed-end shares. Class A shares received in the open-ending are subject to a temporary redemption fee of 2% on redemptions or exchanges made during the 12 months from the date of conversion. The redemption fee will be paid entirely to the Fund and thus will provide an antidilutive net asset value benefit to shareholders. Upon the conversion, the Fund began a continuous public offering of the three classes of shares that are offered by other equity-oriented Alliance-managed mutual funds, and the Fund's shares have been delisted from the New York Stock Exchange.

Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you in the future on the developing activity in Korea and the Fund's investment results and strategy.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and Chief Executive Officer


/s/ Edward D. Baker III

Edward D. Baker III
Vice President

[PHOTO OMITTED]     John D. Carifa

[PHOTO OMITTED]     Edward D. Baker III

Portfolio Manager, Edward D. Baker III, has over 26 years of investment experience.


--------------------------------------------------------------------------------
4 o THE KOREAN INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE KOREAN INVESTMENT FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
2/29/92* TO 10/31/01

    [The following was depicted as a mountain chart in the printed material.]

                  The Korean Investment          Korean Composite
                        Fund (NAV)              Stock Price Index
-----------------------------------------------------------------------
    2/29/92              10000                         10000
   10/31/92               8683                          9724
   10/31/93               9491                         11478
   10/31/94              13196                         17350
   10/31/95              10980                         16190
   10/31/96               8311                         11459
   10/31/97               4192                          6104
   10/31/98               2792                          3648
   10/31/99               7712                          8693
   10/31/00               6063                          5658
   10/31/01               5676                          5195

The Korean Investment Fund (NAV):  $5,676
Korea Composite Stock Price Index: $5,195

This chart illustrates the total value of an assumed $10,000 investment in The Korean Investment Fund at net asset value (NAV) (from 2/29/92 to 10/31/01) as compared to the performance of an appropriate index. During this time, the Fund was a closed-end fund. The Fund converted to an open-end fund on December 3, 2001. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of stocks traded on the Korean Stock Exchange.

When comparing The Korean Investment Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

*     Closest month-end after Fund's inception date of 2/24/92.


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE KOREAN INVESTMENT FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

             The Korean Investment Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                               The Korean                Korea Composite
                          Investment Fund (NAV)          Stock Price Index
--------------------------------------------------------------------------------
      10/31/92*                  -13.17%                      -2.76%
      10/31/93                     9.31%                      18.04%
      10/31/94                    39.04%                      51.56%
      10/31/95                   -16.79%                      -6.69%
      10/31/96                   -24.31%                     -29.22%
      10/31/97                   -49.56%                     -46.73%
      10/31/98                   -33.41%                     -40.24%
      10/31/99                   176.24%                     138.30%
      10/31/00                   -21.39%                     -34.91%
      10/31/01                    -6.38%                      -8.19%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korean Stock Exchange. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

* The Fund's return for the period ended 10/31/92 is from the Fund's inception date of 2/24/92 through 10/31/92. During this time, the Fund was a closed-end fund. The Fund converted to an open-end fund on December 3, 2001. The benchmark's return for the period ended 10/31/92 is from 2/28/92 through 10/31/92.


--------------------------------------------------------------------------------
6 o THE KOREAN INVESTMENT FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2001 (unaudited)

INCEPTION DATE                  PORTFOLIO STATISTICS

2/24/92                         Net Assets ($mil): $45.9

SECTOR BREAKDOWN

17.2% Financial Services
15.6% Consumer Services
15.3% Technology
12.4% Consumer Manufacturing        [PIE CHART OMITTED]
12.4% Utility
10.2% Basic Industry
 7.0% Capital Goods
 1.3% Consumer Staples
 1.2% Consumer Products
 0.9% Aerospace & Defense
 0.9% Health Care

 5.6% Short-Term

All data as of October 31, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
October 31, 2001 (unaudited)

                                                                      Percent of
Company                                                U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
Korea Telecom Corp.                                     $ 4,756,685        10.4%
--------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                             4,503,205         9.8
--------------------------------------------------------------------------------
SK Telecom Co., Ltd.
  (common and preferred stocks)                           3,523,139         7.7
--------------------------------------------------------------------------------
Hyundai Motor Co., Ltd.
  (common stocks and warrants)                            2,125,288         4.6
--------------------------------------------------------------------------------
Cheil Communications, Inc.                                1,676,452         3.7
--------------------------------------------------------------------------------
Samsung Fire & Marine Insurance Co., Ltd.                 1,630,447         3.5
--------------------------------------------------------------------------------
Korea Telecom Freetel                                     1,472,304         3.2
--------------------------------------------------------------------------------
Samsung Electro Mechanics Co., Ltd.                       1,417,069         3.1
--------------------------------------------------------------------------------
Kia Motors Corp.                                          1,345,260         2.9
--------------------------------------------------------------------------------
Shinhan Financial Group Co., Ltd.                         1,295,507         2.8
--------------------------------------------------------------------------------
                                                        $23,745,356        51.7%


--------------------------------------------------------------------------------
8 o THE KOREAN INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001 (unaudited)

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER INVESTMENTS-88.1%

Financial Services-16.1%
Banking-6.0%
H&CB ..............................................       24,940      $  651,994
Industrial Bank of Korea ..........................      120,000         465,685
Kookmin Bank ......................................       65,044       1,007,653
Koram Bank(a) .....................................      100,000         606,507
                                                                      ----------
                                                                       2,731,839
                                                                      ----------
Brokerage & Money Management-2.0%
Samsung Securities Co., Ltd. ......................       35,358         918,870
                                                                      ----------

Insurance-3.5%
Samsung Fire & Marine Insurance Co., Ltd. .........       51,973       1,630,447
                                                                      ----------

Miscellaneous-4.6%
Kookmin Credit Card Co., Ltd. .....................       30,000         804,028
Shinhan Financial Group Co., Ltd.(a) ..............      150,000       1,295,507
                                                                      ----------
                                                                       2,099,535
                                                                      ----------
                                                                       7,380,691
                                                                      ----------
Consumer Services-14.6%
Advertising-3.7%
Cheil Communications, Inc. ........................       18,820       1,676,452
                                                                      ----------

Cellular Communications-10.9%
Korea Telecom Freetel(a) ..........................       54,307       1,472,304
SK Telecom Co., Ltd. ..............................        2,750         522,948
   ADR ............................................       51,214       1,079,591
   Merrill Lynch Warrants, expiring 10/11/02(a) ...       10,000       1,920,600
                                                                      ----------
                                                                       4,995,443
                                                                      ----------
                                                                       6,671,895
                                                                      ----------
Technology-14.3%
Communication Equipment-4.5%
Daeduck Electronics Co., Ltd. .....................       31,800         236,222
Iljin Corp. .......................................      400,115         409,103
Samsung Electro Mechanics Co., Ltd. ...............       63,084       1,417,069
                                                                      ----------
                                                                       2,062,394
                                                                      ----------
Semi-Conductor-9.8%
Samsung Electronics Co., Ltd. .....................       33,508       4,503,205
                                                                      ----------
                                                                       6,565,599
                                                                      ----------
Consumer Manufacturing-11.6%
Auto & Related-8.5%
Hankook Tire Co., Ltd. ............................      250,000         408,598
Hyundai Motor Co., Ltd. ...........................       93,209       1,501,741
   Preferred stock ................................      100,000         623,547
Kia Motors Corp.(a) ...............................      207,000       1,345,260
                                                                      ----------
                                                                       3,879,146
                                                                      ----------


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Building & Related-1.4%
Kumgang Korea Chemical Co., Ltd. ..............         10,000        $  650,658
                                                                      ----------

Textile Products-1.7%
Hyosung Corp. .................................         89,790           796,356
                                                                      ----------
                                                                       5,326,160
                                                                      ----------
Utility-11.5%
Electric Power-1.1%
Korea Electric Power Corp. ....................         34,000           537,258
                                                                      ----------

Telephone-10.4%
Korea Telecom Corp. ...........................         85,000         3,160,341
   ADR ........................................         76,600         1,596,344
                                                                      ----------
                                                                       4,756,685
                                                                      ----------
                                                                       5,293,943
                                                                      ----------
Basic Industries-9.5%
Chemicals-3.1%
LG Chemical, Ltd. .............................         65,000           805,577
Namhae Chemical Corp. .........................        368,000           615,709
                                                                      ----------
                                                                       1,421,286
                                                                      ----------
Distribution & Wholesale-1.9%
Samsung Corp. .................................         90,000           405,732
SK Global .....................................        102,000           489,063
                                                                      ----------
                                                                         894,795
                                                                      ----------
Mining & Metals-2.7%
Baek Kwang Mineral Products Co., Ltd. .........         10,000            94,113
Pohang Iron & Steel Co., Ltd. .................         16,280         1,122,324
                                                                      ----------
                                                                       1,216,437
                                                                      ----------
Refining-1.8%
SK Corp. ......................................         91,218           816,086
                                                                      ----------
                                                                       4,348,604
                                                                      ----------
Capital Goods-6.6%
Electrical Equipment-1.8%
Iljin Electric Co., Ltd. ......................        500,000           464,756
LG Cable, Ltd. ................................         35,000           357,862
                                                                      ----------
                                                                         822,618
                                                                      ----------
Machinery-4.8%
Hyundai Mobis .................................        100,000         1,123,160
Samsung Heavy Industries Co., Ltd.(a) .........        375,000         1,063,130
                                                                      ----------
                                                                       2,186,290
                                                                      ----------
                                                                       3,008,908
                                                                      ----------
Consumer Staples-1.2%
Food-1.2%
Cheil Jedang Corp. ............................         20,000           562,355
                                                                      ----------


--------------------------------------------------------------------------------
10 o THE KOREAN INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

Consumer Products-1.1%
Retailing-1.1%
Shinsegae Co., Ltd. ...........................          7,000       $   498,296
                                                                     -----------

Aerospace & Defense-0.8%
Aerospace-0.8%
Samsung Techwin Co., Ltd.(a) ..................        150,000           386,909
                                                                     -----------

Healthcare-0.8%
Drugs-0.8%
Sudo Pharmaceutical Co., Ltd.(a) ..............         42,000           380,635
                                                                     -----------

Total Common Stocks & Other Investments
   (cost $43,312,888) .........................                       40,423,995
                                                                     -----------

SHORT TERM INVESTMENT-5.2%
Time Deposit-5.2%
Royal Bank of Canada
   2.56%, 11/01/01
   (cost $2,400,000) ..........................       $  2,400         2,400,000
                                                                     -----------

Total Investments-93.3%
   (cost $45,712,888) .........................                       42,823,995
Other assets less liabilities-6.7% ..........                          3,084,860
                                                                     -----------

Net Assets-100% .............................                        $45,908,855
                                                                     ===========

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $45,712,888) .....       $ 42,823,995
Cash .......................................................             56,150
Foreign cash, at value (cost $2,754,111) ...................          2,784,644
Receivable for investment securities sold and foreign
   currency contracts ......................................          2,872,207
Interest receivable ........................................                171
                                                                   ------------
Total assets ...............................................         48,537,167
                                                                   ------------
Liabilities
Payable for investment securities purchased ................          2,400,000
Management fee payable .....................................             41,321
Other accrued expenses .....................................            186,991
                                                                   ------------
Total liabilities ..........................................          2,628,312
                                                                   ------------
Net Assets .................................................       $ 45,908,855
                                                                   ============
Composition of Net Assets
Capital stock, at par ......................................       $     74,489
Additional paid-in capital .................................         79,932,445
Accumulated net investment loss ............................           (823,357)
Accumulated net realized loss on investments and
   foreign currency transactions ...........................        (30,416,611)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities .............         (2,858,111)
                                                                   ------------
                                                                   $ 45,908,855
                                                                   ============
Net Asset Value Per Share
   (based on 7,448,904 shares outstanding) .................              $6.16
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE KOREAN INVESTMENT FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended October 31, 2001 (unaudited)

Investment Income
Interest ....................................                      $     13,309
Expenses
Management fee ..............................    $   222,325
Co-Manager fee ..............................          8,779
Audit and legal .............................        146,871
Custodian ...................................        143,735
Directors' fees and expenses ................         45,111
Printing ....................................         39,035
Registration ................................         20,421
Transfer agency .............................          6,905
Miscellaneous ...............................         23,375
                                                 -----------
Total expenses ..............................                           656,557
                                                                   ------------
Net investment loss .........................                          (643,248)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions .............................                       (10,871,991)
Net realized gain on foreign currency
   transactions .............................                            25,589
Net change in unrealized
   appreciation/depreciation of:
     Investments ............................                         8,748,129
     Foreign currency denominated assets
       and liabilities ......................                            17,198
                                                                   ------------
Net loss on investments and foreign
   currency denominated assets and
   liabilities ..............................                        (2,081,075)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ..........................                      $ (2,724,323)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Six Months
                                                     Ended          Year Ended
                                               October 31, 2001     April 30,
                                                  (unaudited)          2001
                                               ================    ============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................     $   (643,248)     $   (570,376)
Net realized gain (loss) on investments
   and foreign currency transactions .......      (10,846,402)          391,691
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ......        8,765,327       (21,154,038)
                                                 ------------      ------------
Net decrease in net assets
   from operations .........................       (2,724,323)      (21,332,723)
Capital Stock Transactions
Net decrease ...............................               -0-       (4,655,664)
                                                 ------------      ------------
Total decrease .............................       (2,724,323)      (25,988,387)
Net Assets
Beginning of period ........................       48,633,178        74,621,565
                                                 ------------      ------------
End of period ..............................     $ 45,908,855      $ 48,633,178
                                                 ============      ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE KOREAN INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

The Korean Investment Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation of investments and foreign cur-


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

rency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

The exchange rates for the Korean Won at October 31, 2001 and April 30, 2001 were Won 1,291.00 to U.S. $1.00 and Won 1,317.00 to U.S. $1.00, respectively.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of 1% of the Fund's average weekly net assets. Such a fee is calculated weekly and paid monthly. This fee became effective August 2, 2001 after shareholder approval. The change was initially approved by the board of directors at a meeting held on December 18, 2000. Prior to August 2, 2001, the fee was calculated at an annualized rate of .85 of 1% of the Fund's average weekly net assets.

Under the terms of the former Investment Management Agreement, the Fund paid Orion Asset Management Co., Ltd. ("Orion") a fee at an annualized rate of .40 of 1% of the Fund's average weekly net assets. Such fee was calculated weekly and paid monthly. Effective January 15, 2001, the board of directors of the Fund terminated the former Investment Management Agreement.


--------------------------------------------------------------------------------
16 o THE KOREAN INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Under the terms of a Shareholder Inquiry Agency agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of Alliance, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. There were no reimbursements to AGIS during the six months ended October 31, 2001.

Brokerage commissions paid on investment transactions for the six months ended October 31, 2001 amounted to $78,490.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $11,640,249 and $17,453,137, respectively, for the six months ended October 31, 2001. There were no purchases or sales of U.S. government and government agency obligations for the six months ended October 31, 2001.

At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $6,511,240 and gross unrealized depreciation of investments was $9,400,133 resulting in net unrealized depreciation of $2,888,893 (excluding foreign currency transactions).

At April 30, 2001, the Fund had a net capital loss carryover of $12,893,784, which expires April 30, 2007. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At April 30, 2001, 7,448,904 shares were outstanding. On April 24, 2000 the Fund initiated a share repurchase program. For the year ended April 30, 2001, 719,500 shares were repurchased at a cost of $4,655,664 representing 8.81% of the 8,168,404 shares outstanding at April 30, 2000. This cost includes $43,170 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value at which shares were repurchased for the year ended April 30, 2001 was 30%. There were no transactions for the six months ended October 31, 2001.

NOTE E

Subsequent Event

On November 9, 2001, the Fund announced that at the Annual Meeting of Stockholders held on September 14, 2001, the stockholders approved the Fund's conversion from a closed-end fund to an open-end fund (the "Conversion").

The Conversion occurred after the close of business on Friday, November 30, 2001. At that time, stockholders received full and fractional Class A shares of the open-end fund equivalent in net asset value to their closed-end fund shares.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The Fund's first business day as an open-end fund was December 3, 2001. Class A shares received in the Conversion are redeemable at net asset value, less a temporary redemption fee of 2% of the net asset value of the shares at the time of the redemption. This redemption fee will apply only during the first twelve months after the Conversion, and is paid entirely to the Fund.

The Fund currently conducts a continuous public offering of three classes of shares, Class A, Class B and Class C shares.


--------------------------------------------------------------------------------
18 o THE KOREAN INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         Six Months
                                              Ended
                                        October 31,                             Year Ended April 30,
                                               2001        --------------------------------------------------------------
                                        (unaudited)           2001         2000          1999          1998          1997
                                        ---------------------------------------------------------------------------------
Net asset value, beginning
  of period ........................       $  6.53         $  9.14      $  6.90       $  3.48       $  7.52       $ 12.36
                                        ---------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .............          (.09)           (.08)        (.07)         (.06)         (.09)         (.07)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................          (.28)          (2.81)        2.22          3.48         (3.95)        (4.77)
                                        ---------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value ..................          (.37)          (2.89)        2.15          3.42         (4.04)        (4.84)
                                        ---------------------------------------------------------------------------------
Capital Share Transactions
Anti-dilutive effect of share
  repurchase program ...............            -0-            .28          .09            -0-           -0-           -0-
                                        ---------------------------------------------------------------------------------
Total capital share transactions ...            -0-            .28          .09            -0-           -0-           -0-
                                        ---------------------------------------------------------------------------------
Net asset value, end of period .....       $  6.16         $  6.53      $  9.14       $  6.90       $  3.48       $  7.52
                                        =================================================================================
Market value, end of period ........       $  6.00         $  6.35      $ 6.438       $ 6.063       $ 3.875       $ 7.125
                                        =================================================================================
Total Return
Total investment return based on:(b)
  Market value .....................         (5.51)%         (1.37)%       6.18%        56.46%       (45.61)%      (38.04)%
  Net asset value ..................         (5.67)%        (28.56)%      32.46%        98.28%       (53.72)%      (39.16)%
Net assets, end of period
  (000's omitted) ..................       $45,909         $48,633      $74,622       $58,348       $29,439       $63,586
Ratios/Supplemental Data
Ratio of expenses to average
  net assets .......................          2.50%(c)        2.29%        2.06%         2.93%         2.29%         2.11%
Ratio of net investment loss to
  average net assets ...............         (2.68)%(c)       (.98)%       (.71)%       (1.49)%       (1.60)%        (.73)%
Portfolio turnover rate ............            52%             32%          68%          102%           47%           32%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(c)   Annualized.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 19

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount of the bond. Bonds also pay interest until maturity. Bonds are also called fixed income securities.

common stock

A type of security that represents ownership in a public company.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
20 o THE KOREAN INVESTMENT FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 21

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
22 o THE KOREAN INVESTMENT FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and Chief Executive Officer
David H. Dievler(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
The Hon. James D. Hodgson(1)

OFFICERS

Robert G. Heisterberg, Executive Vice President-Investments
Yung Chul Park, Executive Vice President-Investments
Edward D. Baker, III, Vice President
Sun Hee Oh, Vice President
Thomas J. Bardong, Vice President
Mamoru Yamaoka, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Investment Manager and Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent, Dividend Paying Agent, and Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-1520

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

      This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

      The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 23

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
24 o THE KOREAN INVESTMENT FUND

The Korean Investment Fund
1345 Avenue of the Americas
New York, NY 10105

   Alliance Capital [LOGO](R)
   The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

KORSR1001